KeyCorp Second Quarter 2022 Earnings Review July 21, 2022 Don Kimble Vice Chairman and Chief Financial Officer Chris Gorman Chairman and Chief Executive Officer

Forward-looking Statements and Additional Information This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control.) Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2021, and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity,” “cash efficiency ratio,” and “pre-provision net revenue.” Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation, or page 42 of our Form 10-Q dated March 31, 2022. GAAP: Generally Accepted Accounting Principles 2

2Q22 Results 3 ▪ Revenue up +6% QoQ: driven by growth in net interest income, reflecting strong loan growth and positioning for higher interest rates ▪ Strong loan growth: adding and deepening client relationships across franchise with momentum in both consumer and commercial ▪ Noninterest income: continues to reflect slowdown in capital markets with more client activity moving on balance sheet ▪ Disciplined expense management: expense levels reflect variable cost structure of business as well as investments for future growth ▪ Strong credit quality: net charge-offs to average loans of 16 bps; lower NPL and criticized loans ▪ Committed to serving and supporting our clients through all market conditions ▪ Expanded Laurel Road: extended offering for healthcare professionals, including nurses ▪ Acquired GradFin: leading loan counselor for healthcare professionals ▪ Expanded embedded banking platform: new payments facilitation capabilities ▪ Expanded climate commitments: ✓ Joined PCAF(2) ✓ Investing $38Bn in Sustainable Finance initiatives ✓ Carbon neutral scope 1 & 2 emissions by 2030 Financial Results Strategic Highlights PPNR = Pre-provision net revenue (1) Non-GAAP measure: see appendix for reconciliation; (2) Partnership for Carbon Accounting Financials 14% Increase in PPNR(1) vs. PQ 20.9% Return on average tangible common equity(1) Positive Operating Leverage vs. PY & PQ $.54 Earnings per diluted common share

Financial Review

EOP = End of Period; (1) Non-GAAP measure: see appendix for reconciliation; (2) 6/30/2022 ratios are estimated and reflect Key's election to adopt the CECL optional transition provision Financial Highlights 5 EPS – assuming dilution $ .54 $ .45 $ .72 20% (25) % Cash efficiency ratio(1) 59.5% 62.4% 59.9% (290) bps (40) bps Return on average tangible common equity(1) 20.9 14.1 21.3 680 (40) Return on average total assets 1.16 .99 1.63 17 (47) Net interest margin 2.61 2.46 2.52 15 9 Common Equity Tier 1(2) 9.2% 9.4% 9.9% (20) bps (70) bps Tier 1 risk-based capital(2) 10.4 10.7 11.3 (30) (90) Tangible common equity to tangible assets(1) 5.3 6.0 7.4 (70) (210) NCOs to average loans .16% .13% .09% 3 bps 7 bps NPLs to EOP portfolio loans .38 .41 .69 (3) (31) Allowance for credit losses to EOP loans 1.13 1.19 1.36 (6) (23) Profitability Capital Asset Quality 2Q22 1Q22 2Q21 LQ Δ Y/Y Δ Continuing operations, unless otherwise noted

Total Average Loans 2Q21 1Q22 2Q22 Consumer loans Highlights Average Loan Detail 6 $7.5 $.7 27% 32% 20.00% 30.00% 40.00% $60 $70 $80 $90 $100 $110 2Q21 3Q21 4Q21 1Q22 2Q22 C&I line utilization Total average loans PPP $ in billions 2Q21 1Q22 2Q22 Commercial loans PPP PPP ▪ Average loans up 8% from 2Q21; up 21%(1) excl. PPP + indirect auto sale − Broad-based commercial growth and an increase in utilization, partially offset by a decline in PPP balances − Strength in consumer mortgage and Laurel Road, partially offset by the sale of Key’s indirect auto portfolio in 3Q21 ▪ Average loans up 5% from 1Q22; up 6%(1) excl. PPP − Broad-based commercial growth with an increase in utilization − Solid quarter for consumer mortgage ($3.2Bn originations) and Laurel Road ($445MM originations) $1.2 ▪ $.7Bn of average PPP loans in 2Q22 ▪ $.5Bn of PPP forgiveness in 2Q22 Loans Commercial Loans Consumer Loans $ in billions $7.5 $101 $109 $71 $72 $75 $.7 $30 $32 $34 (1) Loan variances exclude indirect auto balances of $3.9Bn in 2Q21 and PPP balances of $7.5Bn, $1.2Bn, and $0.7Bn in 2Q21, 1Q22, and 2Q22, respectively vs. Prior Year vs. Prior Quarter

(1) Based on period-end balances; (2) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits Deposits 7 $ in billions vs. Prior Quarter ▪ Average deposit balances down 2% from 1Q22 − Seasonal commercial outflows − Lower public sector deposits related to stimulus funds .05% .06% .07% .08% $0 $30 $60 $90 $120 $150 2Q21 3Q21 4Q21 1Q22 2Q22 Cost of total interest- bearing deposits Cost of total deposits Consumer Commercial x CDs and other time deposits Savings Noninterest-bearing NOW and MMDA ▪ Average deposits up 2% from 2Q21 − Growth from consumer and commercial relationships − Partially offset by decline in time deposits ▪ Strong and stable deposit base − 35% noninterest-bearing(1) − ~60% stable retail and low-cost escrow − 78% loan to deposit ratio(2) ▪ Cumulative total interest-bearing deposit beta: 3.6% $144 $ in billions 2Q22 Average Deposit Mix Average Deposits Highlights $85.4 $50.7 $3.5$7.9 $147 vs. Prior Year

Net Interest Income and Margin $ in millions, continuing operations vs. Prior Quarter TE = Taxable equivalent 2.52% 2.61% 2.0% 2.5% 3.0% 3.5% 4.0% $600 $700 $800 $900 $1,000 $1,100 $1,200 2Q21 3Q21 4Q21 1Q22 2Q22 Net Interest Income (TE) Net Interest Margin (TE)x NIM Change vs. Prior Quarter 1Q22: 2.46% Earning asset yields and balance sheet mix .18 Interest-bearing deposit costs (.02) Paycheck Protection Program (PPP) (.01) Total change .15 2Q22: 2.61% ▪ Net interest income up $81MM (+8%) from 2Q21 − Reflects higher interest rates, higher earning asset balances and favorable balance sheet mix − Partially offset by the exit of the indirect auto loan portfolio (3Q21) and lower PPP loan fees ▪ Net interest income up $84MM (+8%) from 1Q22 − Reflects higher interest rates, higher earning asset balances and favorable balance sheet mix − Benefit from one additional day in the quarter Net Interest Income & Net Interest Margin Trend (TE) Highlights 8 vs. Prior Year $1,023 $1,104

Noninterest Income 9 ▪ Noninterest income down $62MM (-8%) from 2Q21 − Lower investment banking and debt placement fees (-$68MM) reflecting slowdown in capital markets activity − Lower cards and payments income (-$28MM) largely driven by lower prepaid card revenue, partially offset by core growth − Lower consumer mortgage income (-$12MM) driven by higher balance sheet retention and lower gain on sale margins − Strength in corporate services (+$33MM) from higher derivatives income vs. Prior Quarter ▪ Noninterest income up $12MM (+2%) from 1Q22 − Higher other income (+15MM) driven by market-related adjustments in the prior quarter − Higher commercial mortgage servicing (+9MM) driven by higher special servicing fees − Lower investment banking and debt placement fees (-$14MM) driven by continued slowdown in capital markets activity vs. Prior Year $ in millions up / (down) 2Q22 vs. 2Q21 vs. 1Q22 Trust and investment services income $ 137 $ 4 $ 1 Investment banking and debt placement fees 149 (68) (14) Service charges on deposit accounts 96 13 5 Operating lease income and other leasing gains 28 (8) (4) Corporate services income 88 33 (2) Cards and payments income 85 (28) 5 Corporate-owned life insurance 35 5 4 Consumer mortgage income 14 (12) (7) Commercial mortgage servicing fees 45 1 9 Other income 11 (2) 15 Total noninterest income $ 688 $ (62) $ 12 Noninterest Income Highlights

Noninterest Expense 10 vs. Prior Quarter vs. Prior Year $ in millions favorable / (unfavorable) 2Q22 vs. 2Q21 vs. 1Q22 Personnel $ 607 $ 16 $ 23 Net occupancy 78 (3) (5) Computer processing 78 (7) (1) Business services, professional fees 52 (1) 1 Equipment 26 (1) (3) Operating lease expense 27 4 1 Marketing 34 (3) (6) Other expense 176 (7) (18) Total noninterest expense $ 1,078 $ (2) $ (8) ▪ Noninterest expense relatively stable (+$2MM) from 2Q21 − Higher nonpersonnel expense (+18MM) primarily driven by computer processing expense (+$7MM) and other expense (+$7MM) related to increased travel and entertainment − Lower personnel expense (-$16MM) from a decrease in incentive and stock-based compensation, partially offset by higher salaries ▪ Noninterest expense up $8MM (+1%) from 1Q22 − Higher nonpersonnel expense related to an increase in other expense (+$18MM) from increased travel and entertainment, as well as higher marketing and net occupancy expenses − Lower personnel expense (-$23MM) from lower incentive and stock-based compensation and employee benefits expense, partially offset by higher salaries Noninterest Expense Highlights

NCO = Net charge-off NPL = Nonperforming Loans Credit Quality 11 $694 $429 .69% .38% .00% .40% .80% 1.20% 1.60% 2.00% $0 $300 $600 $900 2Q21 3Q21 4Q21 1Q22 2Q22 NPLs NPLs to period-end loans $1,372 $1,272 198% 297% 100% 150% 200% 250% 300% 350% 400% $0 $500 $1,000 $1,500 $2,000 $2,500 2Q21 3Q21 4Q21 1Q22 2Q22 Allowance for credit losses to NPLsAllowance for credit losses 2Q22 allowance for credit losses to period-end loans of 1.13% Nonperforming Loans Allowance for Credit Losses (ACL) $ in millions $ in millions $22 $44 ($222) $45 .09% .16% (1.00)% (.50)% .00% .50% ($250) ($150) ($50) $50 $150 2Q21 3Q21 4Q21 1Q22 2Q22 NCOs Provision for credit losses NCOs to avg. loans Net Charge-offs & Provision for Credit Losses $ in millions

(1) 6/30/22 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see Appendix for reconciliation Capital 12 ▪ Strong capital position: CET1 ratio 9.2%(1) at 6/30/2022 − Within targeted range of 9.0% - 9.5% ▪ Declared quarterly common share dividend of $.195 9.9% 9.2% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 2Q21 3Q21 4Q21 1Q22 2Q22 7.4% 5.3% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2Q21 3Q21 4Q21 1Q22 2Q22 Tangible Common Equity to Tangible Assets(2) Common Equity Tier 1(1) Highlights Capital Priorities Organic Growth Dividends Share Repurchases 21 3

Full Year 2022 Outlook Long-term Targets Positive operating leverage Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps ROTCE: 16% - 19% Cash efficiency ratio: 54% - 56% Full Year 2022 (vs. Full Year 2021) 13 Average Balance Sheet • Loans: up 4% - 6% • Deposits: up 1% - 3% • Loans: up 9% - 11% • Deposits: up 1% - 3% Net Interest Income (TE) • Net interest income: up 6% - 9% • Net interest income: up 10% - 12% Noninterest Income • Noninterest income: down 4% - 6% • Noninterest income: down 10% - 12% Noninterest Expense • Noninterest expense: down 1% - 3% • Noninterest expense: down 2% - 4% Credit Quality • Net charge-offs to average loans: 15 – 25 bps • Net charge-offs to average loans: 15 – 25 bps Taxes • GAAP tax rate: ~19% • GAAP tax rate: ~19% Prior Guidance (as of 4/21/22) Updated Guidance (as of 7/21/22)

Appendix

Commercial Loan Portfolio Detail vs. Prior Year ▪ Target specific client segments focused in seven industry verticals ▪ Experienced bankers with deep industry expertise ▪ Focused on high quality clients ▪ Credit quality metrics remain strong and stable − Disciplined, consistent underwriting − Active surveillance with ongoing portfolio reviews − Dynamic assessment of ratings migration ~80% commercial bank credit exposure from relationship(1) clients Targeted Industry Verticals Consumer Energy Industrial TechnologyHealthcare (1) Relationship client is defined as having two or more of the following: credit, capital markets, or payments ▪ Solid middle market portfolio ▪ Aligning bankers to areas of market opportunity and growth - investing in strategic hires with industry vertical expertise ▪ High-quality borrowers ▪ Small, stable leveraged portfolio: ~2% of total loans ▪ Strengthened credit risk profile with strategic exits and growth in targeted client segments to focus on relationships ▪ Significantly scaled back construction portfolio from pre-global financial crisis (42% in 2008  14% in 2021) ▪ Focused on relationships with owners and operators ▪ Strategic focus in CDLI and multifamily Real Estate Public Sector Total Commercial Loans Commercial & Industrial (C&I) Commercial Real Estate (CRE) 15 $ in billions 6/30/22 % of total loans Commercial and industrial $ 55.2 49% Commercial real estate 17.8 16 Commercial lease financing 4.0 4 Total Commercial $ 77.0 69%

Consumer Loan Portfolio Detail Portfolio Highlights ▪ Prime & super prime client base focused on relationships ▪ Continued consumer originations bring more balance to portfolio ▪ Continuing to invest in digital to drive future growth 772 weighted average FICO at origination $399 $504 $646 $820 $445 2Q21 3Q21 4Q21 1Q22 2Q22 Origination Volume$ in millions $ in billions $3.7 $3.7 $3.4 $2.6 $3.2 2Q21 3Q21 4Q21 1Q22 2Q22 Origination Volume Note: Table may not foot due to rounding (1) Indirect auto portfolio was sold on 9/10/21 ▪ High-quality client base: primarily healthcare professionals ▪ Expands Key’s digital reach and consumer franchise nationally through targeted scale (doctor/dentist clients in all 50 states) ▪ Launched Laurel Road for Doctors in 1Q21 and expanded platform to nurses in 2Q22 ▪ Production levels continue to be impacted by the federal student loan payment holiday ▪ Focused on prime/super-prime clients (weighted average FICO at origination: 762) ▪ Investing in digital capabilities to enhance client experience and improve efficiency ▪ Continued momentum with loan originations of $3.2Bn in 2Q22 and $13.8Bn in FY21 Total Consumer Loans Laurel Road Consumer Mortgage 16 $ in billions 6/30/22 % of total loans WA FICO at origination Consumer mortgage $ 19.6 17% 762 Home equity 8.1 7 809 Consumer direct 6.7 6 774 Credit card 1.0 1 791 Consumer indirect(1) 0.6 N/A N/A Total Consumer $ 35.4 31% 772

$3.4 $6.3 $15.0 $0.0 $5.0 $10.0 $15.0 $20.0 2022 2023 2024 17 $ in billions 1.77% 1.75% 1.00% 1.50% 2.00% 2.50% 3.00% $0.0 $20.0 $40.0 $60.0 2Q21 3Q21 4Q21 1Q22 2Q22 Average AFS securities Average yield(1)Average HTM securities Projected Cash Flows & Maturities (under implied forward rates) Floating Rate (including hedges) ▪ Portfolio used for funding and liquidity management ‒ Portfolio composed primarily of fixed-rate GNMA and GSE-backed MBS and CMOs ‒ Portfolio yield excluding short-term Treasury/Agency: 2.0% ▪ Average balances reflects redeployment of cash into higher yielding securities ▪ ~50% ($1.7Bn) of 2Q22 reinvestment designated as held-to-maturity ▪ New investment opportunities at higher yields than runoff ‒ Current purchases ~4.0% compared to ~2.0% runoff ▪ Portfolio constructed to enhance current returns on excess liquidity, while preserving the opportunity to capitalize on higher interest rates in the future ‒ Recent Agency MBS/CMO investments constructed to limit extension risk and provide continued cash flows as rates rise (~$1.7Bn per quarter in the near-term) ‒ Short-term Treasury/Agency portfolio consists of a laddered maturity profile with runoff beginning in 2023 ▪ $5.9Bn securities hedges terminated in 1Q22 & 2Q22 to lock in gains, $.4Bn of hedges remained to end the quarter ‒ +$426MM gain on terminated hedges to benefit securities yields over the remaining life of the mortgage securities ▪ Available for sale portfolio duration of 5.8 years at 6/30/2022 (duration including securities hedges) Average Total Investment Securities $ in billions Existing Portfolio Repricing Characteristics Highlights (1) Yield is calculated on the basis of amortized cost; (2) 2022 cash flows represent 3Q22-4Q22 and do not include 2Q22 results $50.3 $40.1 Investment Portfolio (2)

Balanced approach to managing interest rate risk provides declining rate protection while maintaining upside to higher rates (1) Loan and deposit statistics based on 6/30/2022 ending balances Loan Composition Deposit Mix Prime 9% 1M LIBOR 25% 3M LIBOR 5% Other 11% SOFR 18% Fixed 32% Interest-bearing 66% Noninterest- bearing 34% 2 Q 2 2 A/LM Swaps Debt Swaps $ 23.1Bn $ 8.9Bn $ 4.6Bn A/LM Fwd Swaps ▪ Given macroeconomic and geopolitical uncertainty, the position exhibits a more neutral exposure to rate changes − Lower rates exposure evolving as overall market and deposit rates move higher − Mindful towards increased levels of current and expected volatility ▪ Opportunistically reinvesting to monetize higher term rates ‒ Modest modeled year one net interest income benefit to a ramped 200 bps rise in rates with conservative low 30’s deposit beta assumption ‒ Incremental ~1.1% NII benefit for each 5% reduction in beta ‒ ~$10Bn in short-term treasuries ▪ Total hedge portfolio of $36.6Bn at 6/30/2022 ▪ Attractive business model with relationship-oriented lending franchise − Distinctive commercial capabilities drive C&I growth and ~70% floating-rate loan mix (incl. PPP) − Laurel Road and consumer mortgage enhance fixed rate loan volumes with attractive client profile ▪ Strong, low-cost deposit base − ~60% stable retail and low-cost escrow − >85% from markets where Key maintains top-5 deposit or branch share ▪ $50Bn investment portfolio structured to provide greater yield stability in a lower rate environment − Higher allocation of bullet-like securities and mortgage collateral with lower prepayment risks and limited exposure to unamortized premiums ▪ Continually evaluating opportunities to protect and enhance NII through new hedging and/or modifying existing positions 2Q22 Balance Sheet Highlights(1) Actively Managing Interest Rate Risk Position 18 Asset & Liability Management Positioning

Credit Quality Trends (1) Loan and lease outstandings; (2) From continuing operations 19 Delinquencies to Period-end Total Loans Criticized Outstandings(1) to Period-end Total Loans Continuing Operations Continuing Operations .19% .12% .07% .04% .00% .10% .20% .30% .40% .50% 2Q21 3Q21 4Q21 1Q22 2Q22 4.0% 2.3% .0% 2.0% 4.0% 6.0% 2Q21 3Q21 4Q21 1Q22 2Q22 30 – 89 days delinquent 90+ days delinquent Metric(2) 2Q22 1Q22 4Q21 3Q21 2Q21 Delinquencies to EOP total loans: 30-89 days .12% .11% .16% .17% .19 % Delinquencies to EOP total loans: 90+ days .04 .05 .07 .08 .07 NPLs to EOP portfolio loans .38 .41 .45 .56 .69 NPAs to EOP portfolio loans + OREO + Other NPAs .41 .44 .48 .61 .73 Allowance for credit losses to period-end loans 1.13 1.19 1.20 1.25 1.36 Allowance for credit losses to NPLs 296.5 289.5 268.9 223.1 197.7

Credit Quality by Portfolio 20 Period-end loans Average loans Net loan charge-offs Net loan charge- offs(3) / average loans (%) Nonperforming loans Ending allowance Allowance / period-end loans (%) Allowance / NPLs (%) 6/30/22 2Q22 2Q22 2Q22 6/30/22 6/30/22 6/30/22 6/30/22 Commercial and industrial(1) $ 55,245 $ 53,858 $ 31 .23% $ 197 $ 503 .91% 255.33% Commercial real estate: Commercial Mortgage 15,636 15,231 2 .05 35 156 1.00 445.71 Construction 2,144 2,125 (1) (.19) - 21 .98 N/M Commercial lease financing(2) 3,956 3,817 (1) (.11) 2 29 .73 N/M Real estate – residential mortgage 19,588 18,383 (3) (.07) 67 122 .62 182.09 Home equity 8,134 8,208 (1) (.05) 120 95 1.17 79.17 Consumer direct loans 6,665 6,514 9 .55 3 112 1.68 N/M Credit cards 967 943 7 2.98 3 59 6.10 N/M Consumer indirect loans 55 59 1 6.80 2 2 3.64 100.00 Continuing total $ 112,390 $ 109,138 $ 44 .16% $ 429 $ 1,099 .98% 256.18% Discontinued operations 498 510 - - 3 24 4.82 800.00 Consolidated total $ 112,888 $ 109,648 $ 44 .16% $ 432 $ 1,123 .99% 259.95% $ in millions (1) Loan balance include $161 million of commercial credit card balances at June 30, 2022; (2) Commercial lease financing includes receivables held as collateral for a secured borrowing of $12 million at June 30, 2022. Principal reductions are based on the cash payments received from these related receivables; (3) Net loan charge-off amounts are annualized in calculation Credit Quality

21 $ in millions (1) For the three months ended June 30, 2022, March 31, 2022, and June 30, 2021, intangible assets exclude $2 million, $2 million, and $4 million, respectively, of period-end purchased credit card receivables; (2) Net of capital surplus; (3) For the three months ended June 30, 2022, March 31, 2022, and June 30, 2021, average intangible assets exclude $2 million, $3 million, and $4 million, respectively, of average purchased credit card receivables GAAP to Non-GAAP Reconciliation 6/30/2022 3/31/2022 6/30/2021 6/30/2022 6/30/2021 Tangible common equity to tangible assets at period end Key shareholders' equity (GAAP) 14,427$ 15,308$ 17,941$ Less: Intangible assets (1) 2,868 2,810 2,828 Preferred Stock (2) 1,856 1,856 1,856 Tangible common equity (non-GAAP) 9,703$ 10,642$ 13,257$ Total assets (GAAP) 187,008$ 181,221$ 181,115$ Less: Intangible assets (1) 2,868 2,810 2,828 Tangible assets (non-GAAP) 184,140$ 178,411$ 178,287$ Tangible common equity to tangible assets ratio (non-GAAP) 5.27% 5.96% 7.44% Pre-provision net revenue Net interest income (GAAP) 1,097$ 1,014$ 1,017$ 2,111$ 2,022$ Plus: Taxable-equivalent adjustment 7 6 6 13 13 Noninterest income 688 676 750 1,364 1,488 Less: Noninterest expense 1,078 1,070 1,076 2,148 2,147 Pre-provision net revenue from continuing operations (non-GAAP) 714$ 626$ 697$ 1,340$ 1,376$ Average tangible common equity Average Key shareholders' equity (GAAP) 14,398$ 16,780$ 17,859$ 15,583$ 17,814$ Less: Intangible assets (average) (3) 2,827 2,814 2,840 2,821 2,840 Preferred Stock (average) 1,900 1,900 1,900 1,900 1,900 Average tangible common equity (non-GAAP) 9,671$ 12,066$ 13,119$ 10,862$ 13,074$ Six Months EndedThree months ended

22 GAAP to Non-GAAP Reconciliation $ in millions 6/30/2022 3/31/2022 6/30/2021 6/30/2022 6/30/2021 Return on average tangible common equity from continuing operations Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) 504$ 420$ 698$ 924$ 1,289$ Average tangible common equity (non-GAAP) 9,671 12,066 13,119 10,862 13,074 Return on average tangible common equity from continuing operations (non-GAAP) 20.90% 14.12% 21.34% 17.15% 19.88% Return on average tangible common equity consolidated Net income (loss) attributable to Key common shareholders (GAAP) 507$ 421$ 703$ 928$ 1,298$ Average tangible common equity (non-GAAP) 9,671 12,066 13,119 10,862 13,074 Return on average tangible common equity consolidation (non-GAAP) 21.03% 14.15% 21.49% 17.23% 20.02% Cash efficiency ratio Noninterest expense (GAAP) 1,078$ 1,070$ 1,076$ 2,148$ 2,147$ Less: Intangible asset amortization 12 11 14 23 29 Adjusted noninterest expense (non-GAAP) 1,066$ 1,059$ 1,062$ 2,125$ 2,118$ Net interest income (GAAP) 1,097$ 1,014$ 1,017$ 2,111$ 2,022$ Plus: Taxable-equivalent adjustment 7 6 6 13 13 Noninterest income 688 676 750 1,364 1,488 Total taxable-equivalent revenue (non-GAAP) 1,792$ 1,696$ 1,773$ 3,488$ 3,523$ Cash eff iciency ratio (non-GAAP) 59.5% 62.4% 59.9% 60.9% 60.1% Three months ended Six Months Ended